ALLIANCE/REGENT SECTOR OPPORTUNITY FUND


ANNUAL REPORT
AUGUST 31, 1997


LETTER TO SHAREHOLDERS                  ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

August 31, 1997

Dear Shareholder:

As shown below, the Fund's total return (for Class A shares) was 17.37% for the six months ended August 31, 1997, compared with 14.78% for the Standard and Poor's 500 Index. From its inception in December of last year through August 31, the Fund's return was 21.60% for Class A shares, compared with 26.38% for the index. The Fund's performance thus far in 1997 largely results from its sector positioning, which continues to reflect judgments about the longer-term prospects of the economy and for individual industries.


INVESTMENT RESULTS
For the periods ended August 31, 1997
                                            6 MONTHS     SINCE INCEPTION
                                           ----------   -----------------
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
  Class A                                     17.37%         21.60%
  Class B                                     16.99          21.20
  Class C                                     16.99          21.20

S&P 500 STOCK INDEX                           14.78          26.38

TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES.


ECONOMIC AND MARKET OUTLOOK
The U.S. economy continues to perform impressively, with robust growth accompanied by minimal inflation. While real gross domestic product (GDP) has grown at an annual rate greater than 4% this year, consumer price inflation has fallen to a 1.6% rate through August, and wholesale prices have dropped for seven of the last eight months.

Results of this kind are extraordinary so late in a cyclical expansion. The history of the U.S. business cycle suggests late-cycle imbalances, such as higher inflation brought on through a wage-price spiral, should have emerged by now. Instead, the U.S. economy is showing its best performance in more than thirty years, and continues to improve on almost every measure.

Looking forward, we expect the economic outlook to remain favorable. In our view, today's superlative U.S. economic performance stems from both deeply rooted structural changes and unusually positive cyclical developments. Structurally, such technological changes as the computing and communications revolution have led to huge productivity gains in both manufacturing and service industries, even though these gains do not always appear in official statistics.

The current U.S. expansion has been driven by exceptionally strong business investment spending (much of which has been for information technology) rather than by consumer or government spending. This has helped the economy avoid the capacity constraints of past business cycles.

Deregulation and privatization across the world continue to bring greater economic activity into the sphere of competition, thus allowing greater scope for specialization and comparative advantage. Despite recent financial turbulence in some Southeast Asian countries, the International Monetary Fund now expects the world economy to show its most sustainable period of growth in more than 25 years, and sees no serious imbalances threatening global growth between now and 2002.

On a shorter term basis, many of the concerns which the Federal Reserve and financial markets faced earlier this year have recently begun to recede. While the Fed continues to grapple with the extent to which structural changes have transformed the U.S. economy, continuing good news on inflation has reduced the likelihood of another policy tightening in the near future. Reduced apprehension about inflation and Fed policy has led to the fall of long bond yields. We believe that long term yields can decline still further, even if irregularly, as the bond market adjusts to new economic realities.

Although better-than-expected earnings for U.S. companies have led to rising stock prices over the past three years, the valuation the stock market has placed on these earnings has also risen: the S&P 500's price/earnings ratio is now 24 times expected 1997 earnings. Our valuation work suggests that U.S. stocks as a class are now fairly to fully valued based on consensus profit and growth estimates. Nevertheless, we continue to believe that many sectors and industries offer unusually attractive opportunities.


1



                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT STRATEGY
The Fund's investment strategy is guided principally by our economic outlook. This includes both a forecast of the long-term growth prospects for individual sectors and industries as well as an understanding of their changing cyclical prospects. This economic analysis is then supplemented with valuation and earnings analysis in order to identify the expectations that current stock prices are already discounting, and how these expectations are evolving through time.

Since the Fund's inception late last year, our outlook has led us to maintain an emphasis on sectors and industries which we expect to benefit from a relatively robust U.S. economy. This has led to significant positions in technology and consumer cyclicals, the Fund's two largest areas of emphasis relative to the S&P 500. The Fund's emphasis on technology reflects both our long-term growth outlook for the computer, communications and related sectors as well as our view that the current U.S. cyclical expansion will remain driven by business investment. The Fund's emphasis on consumer cyclicals (retailing, media, apparel and related industries relying to a large extent on discretionary consumer spending, as well as durable consumer goods industries such as autos) reflects our shorter-term view that consumer spending should continue to benefit from a relatively strong economy.

At the same time, we have continued to maintain underweighted positions in consumer staples industries such as foods, beverages and personal care products. We have done so in the belief that the market had placed an excessive premium on the earnings stability that companies in these industries have historically demonstrated. In recent months, concerns over this earnings stability issue have led many stocks in this sector to underperform and, in some cases, to correct substantially. On balance, however, we believe that it is still premature to move to a more aggressive stance on this sector, particularly since our economic analysis still favors a cyclical emphasis in the portfolio.

Over the past several months we have reduced our representation in the financial sector to a level slightly below that of the S&P 500. While long-term growth prospects for this group remain highly positive (as a result of demographic shifts, technological innovation and consolidation in the banking industry) valuations of stocks in this sector have begun to reflect these prospects more fully.

Thank you for your interest and investment in Alliance/Regent Sector Opportunity Fund. We look forward to reporting its progress to you in future periods.

Sincerely,


John D. Carifa
Chairman and President


Eugene J. Lancaric
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES       ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

Alliance/Regent Sector Opportunity Fund seeks long-term growth of capital through investment in U.S. equity securities. The Fund utilizes a "top-down" investment approach focusing on economic analysis to determine portfolio allocation among market sectors and industries, and pursues its objective by investing in a diversified portfolio of securities of U.S. issuers that have a market capitalization of at least one billion dollars.


INVESTMENT RESULTS

TOTAL RETURNS AS OF AUGUST 31, 1997
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              21.60%         16.48%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              21.20%         17.20%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              21.20%         20.20%


The average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares may differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception date for all shares was 12/16/96.


3



                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
GROWTH OF A $10,000 INVESTMENT
12/31/96* TO 8/31/97

$13,000
$12,000
$11,000
$10,000
$9,000

S&P500: $12,290
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND CLASS A: $11,783

12/31/96  1/31/97  2/28/97  3/31/97  4/30/97  5/31/97  6/30/97  7/31/97  8/31/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance/Regent Sector Opportunity Fund Class A shares (from 12/31/96 to 8/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.
When comparing Alliance/Regent Sector Opportunity Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

Alliance/Regent Sector Opportunity Fund
Standard & Poor's 500 Stock Index


*  Month-end nearest to Fund's inception date of 12/16/96.


4



TEN LARGEST HOLDINGS
AUGUST 31, 1997                         ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                               VALUE         NET ASSETS
-------------------------------------------------------------------------------
Home Depot, Inc.                                   $  297,281           4.1%
Intel Corp.                                           294,800           4.0
General Electric Co.                                  256,250           3.5
Oracle Corp.                                          251,625           3.4
Johnson Controls, Inc.                                247,975           3.4
Sears Roebuck & Co.                                   244,025           3.3
United Technologies Corp.                             241,993           3.3
Philip Morris Cos., Inc.                              231,212           3.1
Dell Computer Corp.                                   213,362           2.9
Merck & Co., Inc.                                     211,169           2.9
                                                   $2,489,692          33.9%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED AUGUST 31, 1997
_______________________________________________________________________________

                                                               SHARES
-------------------------------------------------------------------------------
                                                                     HOLDINGS
PURCHASES                                                 BOUGHT     8/31/97
-------------------------------------------------------------------------------
Ameritech Corp.                                         2,100         2,100
Ford Motor Co.                                          3,400         3,400
General Electric Co.                                    3,200         4,100
Home Depot, Inc.                                        4,700         6,300
Intel Corp.                                             2,400         3,200
Johnson Controls, Inc.                                  4,100         5,200
Oracle Corp.                                            4,700         6,600
Philip Morris Cos., Inc.                                4,500         5,300
Sears Roebuck & Co.                                     3,000         4,300
United Technologies Corp.                               2,000         3,100

                                                                     HOLDINGS
SALES                                                    SOLD        8/31/97
Applied Materials, Inc.                                   300         1,100
Avon Products, Inc.                                       300         1,100
Chrysler Corp.                                          1,100            -0-
Eastman Kodak Co.                                         600            -0-
General Motors Corp.                                      600            -0-
General Reinsurance Corp.                                 200            -0-
McGraw-Hill Cos., Inc.                                    400         1,000
Microsoft Corp.                                           200           600
Phillips Petroleum Co.                                  1,100         1,400
Travelers Group, Inc.                                     100         2,500


5



PORTFOLIO OF INVESTMENTS
AUGUST 31, 1997                         ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-98.8%
TECHNOLOGY-24.7%
COMMUNICATIONS EQUIPMENT-1.4%
Northern Telecom, Ltd.                            1,000      $    99,125

COMPUTER HARDWARE-6.9%
COMPAQ Computer Corp. (a)                         2,900          189,950
Dell Computer Corp. (a)                           2,600          213,362
Sun Microsystems, Inc. (a)                        2,100          100,800
                                                             ------------
                                                                 504,112

COMPUTER SOFTWARE-9.3%
Computer Associates International, Inc.           1,400           93,625
HBO & Co.                                         1,000           71,625
Microsoft Corp. (a)                                 600           79,312
Netscape Communications Corp. (a)                 1,500           59,719
Oracle Systems Corp. (a)                          6,600          251,625
PeopleSoft, Inc. (a)                              2,200          123,750
                                                             ------------
                                                                 679,656

NETWORKING SOFTWARE-1.7%
Cisco Systems, Inc. (a)                           1,700          128,138

SEMI-CONDUCTOR CAPITAL EQUIPMENT-1.4%
Applied Materials, Inc. (a)                       1,100          103,813

SEMI-CONDUCTOR COMPONENTS-4.0%
Intel Corp.                                       3,200          294,800
                                                             ------------
                                                               1,809,644

CONSUMER SERVICES-14.4%
APPAREL-0.7%
Nike, Inc. Cl. B                                  1,000           53,375

BROADCASTING & CABLE-1.1%
Cox Communications, Inc. Cl. A (a)                3,000           81,188

PRINTING & PUBLISHING-3.7%
McGraw-Hill Cos., Inc.                            1,000           61,312
New York Times Co. Cl. A                          4,400          207,900
                                                             ------------
                                                                 269,212

RETAIL - GENERAL MERCHANDISE-8.9%
Federated Department Stores, Inc. (a)             2,700          113,400
Home Depot, Inc.                                  6,300          297,281
Sears Roebuck & Co.                               4,300          244,025
                                                             ------------
                                                                 654,706
                                                             ------------
                                                               1,058,481

FINANCE-12.5%
BANKING - MONEY CENTER-2.0%
BankAmerica Corp.                                 2,200          144,788

BANKING - REGIONAL-5.4%
Mellon Bank Corp.                                 4,300          206,937
NationsBank Corp.                                 3,200          190,000
                                                             ------------
                                                                 396,937

INSURANCE-2.2%
Travelers Group, Inc.                             2,500          158,750

MISCELLANEOUS-2.9%
American Express Co.                              1,400          108,850
MBNA Corp.                                        2,700          103,781
                                                             ------------
                                                                 212,631
                                                             ------------
                                                                 913,106


6



                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
CAPITAL GOODS-11.9%
ELECTRICAL EQUIPMENT-6.9%
General Electric Co.                              4,100      $   256,250
Johnson Controls, Inc.                            5,200          247,975
                                                             ------------
                                                                 504,225

MISCELLANEOUS-5.0%
Allied-Signal, Inc.                               1,500          123,844
United Technologies Corp.                         3,100          241,993
                                                             ------------
                                                                 365,837
                                                             ------------
                                                                 870,062

HEALTH CARE-8.4%
DRUGS-4.1%
Merck & Co., Inc.                                 2,300          211,169
Pfizer, Inc.                                      1,600           88,600
                                                             ------------
                                                                 299,769

MEDICAL PRODUCTS-1.9%
Medtronic, Inc.                                   1,600          144,600

MEDICAL SERVICES-2.4%
Columbia/HCA Healthcare Corp.                     3,200          101,000
United Healthcare Corp.                           1,500           72,937
                                                             ------------
                                                                 173,937
                                                             ------------
                                                                 618,306

ENERGY-7.8%
DOMESTIC INTEGRATED-0.9%
Phillips Petroleum Co.                            1,400           66,588

INTERNATIONAL-1.7%
Texaco, Inc.                                      1,100          126,775

OIL SERVICE-3.9%
Baker Hughes, Inc.                                3,100          131,362
Schlumberger, Ltd.                                2,000          152,375
                                                             ------------
                                                                 283,737

PIPELINES-1.3%
Enron Corp.                                       2,500           96,406
                                                             ------------
                                                                 573,506

CONSUMER STAPLES-5.4%
COSMETICS-1.0%
Avon Products, Inc.                               1,100           70,469

HOUSEHOLD PRODUCTS-1.3%
Colgate-Palmolive Co.                             1,500           94,125

TOBACCO-3.1%
Philip Morris Cos., Inc.                          5,300          231,212
                                                             ------------
                                                                 395,806

MULTI INDUSTRY COMPANIES-3.6%
Corning, Inc.                                     1,500           79,313
Tyco International, Ltd.                          2,400          188,250
                                                             ------------
                                                                 267,563

UTILITIES-2.6%
ELECTRIC UTILITIES-0.8%
Texas Utilities Co.                               1,700           59,287

TELEPHONE UTILITY-1.8%
Ameritech Corp.                                   2,100          131,644
                                                             ------------
                                                                 190,931

BASIC INDUSTRY-2.3%
CHEMICALS-2.3%
Dow Chemical Co.                                    800           70,800
Monsanto Co.                                      2,200           96,663
                                                             ------------
                                                                 167,463

TRANSPORTATION-2.2%
AIR FREIGHT-1.0%
Federal Express Corp. (a)                         1,100           73,081

RAILROAD-1.2%
Burlington Northern Santa Fe                      1,000           91,688
                                                             ------------
                                                                 164,769

CONSUMER MANUFACTURING-2.0%
AUTO & RELATED-2.0%
Ford Motor Co.                                    3,400          146,200


7



PORTFOLIO OF INVESTMENTS (CONTINUED)    ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)          VALUE
-------------------------------------------------------------------------

AEROSPACE & DEFENSE-1.0%
AEROSPACE-1.0%
General Dynamics Corp.                              900     $     71,663
Total Common Stocks
  (cost $6,262,537)                                            7,247,500

TIME DEPOSIT-2.6%
State Street Cayman Islands
  5.25%, 9/02/97
  (amortized cost $189,000)                        $189          189,000

TOTAL INVESTMENTS-101.4%
  (cost $6,451,537)                                            7,436,500
Other assets less liabilities-(1.4%)                            (102,898)

NET ASSETS-100%                                              $ 7,333,602


(a)  Non-income producing security.
     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997                         ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $6,451,537)            $ 7,436,500
  Cash                                                                     377
  Deferred organization expenses                                       215,769
  Receivable for capital stock sold                                     25,797
  Receivable due from Adviser                                           14,973
  Dividends and interest receivable                                      8,853
  Total assets                                                       7,702,269

LIABILITIES
  Organization expense payable                                         245,513
  Payable for capital stock redeemed                                     5,833
  Distribution fee payable                                               2,428
  Accrued expenses and other liabilities                               114,893
  Total liabilities                                                    368,667

NET ASSETS                                                         $ 7,333,602

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $       603
  Additional paid-in capital                                         6,258,376
  Undistributed net investment income                                    2,935
  Accumulated net realized gain on investment transactions              86,725
  Net unrealized appreciation of investments                           984,963
                                                                   $ 7,333,602

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($782,573/
    64,337 shares of capital stock issued and outstanding)              $12.16
  Sales charge--4.25% of public offering price                             .54
  Maximum offering price                                                $12.70

  CLASS B SHARES
  Net asset value and offering price per share ($2,386,180/
    196,849 shares of capital stock issued and outstanding)             $12.12

  CLASS C SHARES
  Net asset value and offering price per share ($218,012/
    17,984 shares of capital stock issued and outstanding)              $12.12

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($3,946,837/323,998 shares of capital stock issued and
    outstanding)                                                        $12.18


See notes to financial statements.


9



STATEMENT OF OPERATIONS
DECEMBER 16, 1996* TO AUGUST 31, 1997   ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $18)    $   45,556
  Interest                                                 8,661    $   54,217

EXPENSES
  Advisory fee                                            25,393
  Distribution fee - Class A                               1,285
  Distribution fee - Class B                               9,722
  Distribution fee - Class C                                 792
  Administrative                                          85,000
  Custodian                                               61,776
  Audit and legal                                         47,371
  Amortization of organization expenses                   41,984
  Printing                                                35,441
  Directors' fees                                         27,000
  Transfer agency                                         21,250
  Registration                                            12,554
  Miscellaneous                                            3,665
  Total expenses                                         373,233
  Less: expenses waived and reimbursed by
    Adviser (see Note B)                                (243,867)
  Net expenses                                                         129,366
  Net investment loss                                                  (75,149)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                         164,809
  Net unrealized appreciation of investments                           984,963
  Net gain on investments                                            1,149,772

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $1,074,623


*    Commencement of operations.
     See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS      ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

                                                             DECEMBER 16, 1996*
                                                                     TO
                                                               AUGUST 31, 1997
                                                             ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                            $   (75,149)
  Net realized gain on investment transactions                       164,809
  Net unrealized appreciation of investments                         984,963
  Net increase in net assets from operations                       1,074,623

CAPITAL STOCK TRANSACTIONS
  Net increase                                                     6,158,679
  Total increase                                                   7,233,302

NET ASSETS
  Beginning of period                                                100,300
  End of period                                                  $ 7,333,602


*    Commencement of operations.
     See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1997                         ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance/Regent Sector Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operations on December 16, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on October 7, 1996. The fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the close of such exchange. Over-the-counter securities not traded on national securities exchanges are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $258,000 have been deferred and are being amortized on a straight-line basis through December, 2001.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustment to interest income.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due


12



                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

to net investment loss, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no affect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. As of January 13, 1997, the Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 3.00%, 3.70%, 3.70% and 2.70% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the period ended August 31, 1997, such waiver and reimbursement amounted to $146,867.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended August 31, 1997, the Adviser voluntarily agreed to waive its fees in the amount of $85,000 for such services.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the period ended August 31, 1997 the transfer agent agreed to waive fees of $12,000 for such services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $454 from the sales of Class A shares and $816 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the period ended August 31, 1997.

Brokerage commissions paid on investment transactions for the period ended August 31, 1997, amounted to $5,915, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ("DLJ") an affiliate of the Adviser nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $237,189 and $23,078, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $7,229,635 and $1,131,907, respectively, for the period ended August 31, 1997. There were no purchases or sales of U.S. government or government agency obligations for the period ended August 31, 1997. At August 31, 1997 the cost of investments for federal income tax purposes was $6,453,603. Accordingly, gross unrealized appreciation of investments was $1,062,318 and gross unrealized depreciation of investments was $79,421 resulting in net unrealized appreciation of $982,897.


13



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                             ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                            SHARES                AMOUNT
                                       ------------------    ------------------
                                       DECEMBER 16, 1996*    DECEMBER 16, 1996*
                                              TO                    TO
                                        AUGUST 31, 1997       AUGUST 31, 1997
                                       ------------------    ------------------
CLASS A
Shares sold                                  67,868             $   691,960
Shares redeemed                              (3,541)                (40,439)
Net increase                                 64,327             $   651,521

CLASS B
Shares sold                                 200,255             $ 2,105,855
Shares redeemed                              (3,416)                (41,258)
Net increase                                196,839             $ 2,064,597

CLASS C
Shares sold                                  18,204             $   191,273
Shares redeemed                                (230)                 (2,537)
Net increase                                 17,974             $   188,736

ADVISOR CLASS
Shares sold                                 314,221             $ 3,256,599
Shares redeemed                                (223)                 (2,774)
Net increase                                313,998             $ 3,253,825


*    Commencement of operations.


14



FINANCIAL HIGHLIGHTS                    ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                CLASS A             CLASSB            CLASS C          ADVISOR CLASS
                                            ----------------   ----------------   ----------------   ----------------
                                            DEC. 16, 1996(A)   DEC. 16, 1996(A)   DEC. 16, 1996(A)   DEC. 16, 1996(A)
                                                   TO                 TO                 TO                 TO
                                             AUG. 31, 1997      AUG. 31, 1997      AUG. 31, 1997      AUG. 31, 1997
                                            ----------------   ----------------   ----------------   ----------------
Net asset value, beginning of period             $10.00             $10.00             $10.00             $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                            (.21)              (.18)              (.19)              (.19)
Net realized and unrealized gain
  on investment transactions                       2.37               2.30               2.31               2.37
Net increase in net asset value
  from operations                                  2.16               2.12               2.12               2.18
Net asset value, end of period                   $12.16             $12.12             $12.12             $12.18

TOTAL RETURN
Total investment return based on
  net asset value (c)                             21.60%             21.20%             21.20%             21.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $783             $2,386               $218             $3,947
Ratio to average net assets of:
  Expenses, under current cap (d)(e)               3.00%              3.70%              3.70%              2.70%
  Expenses, net of waivers/
    reimbursements (d)(f)                          4.13%              3.70%              3.70%              3.82%
  Net investment loss (d)                         (2.51)%            (2.15)%            (2.24)%            (2.19)%
Portfolio turnover rate                              27%                27%                27%                27%
Average commission rate                          $.0500             $.0500             $.0500             $.0500


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Expense cap in effect as of January 13, 1997.

(f) Net of expenses waived/reimbursed by the Adviser. Absent such waivers/reimbursements the expense ratios would have been 11.77%, 10.52%, 9.99%, and 11.16% for Class A, Class B, Class C and Advisor Class shares, respectively, for the period ending August 31, 1997.


15



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                    ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE/REGENT SECTOR OPPORTUNITY FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance/Regent Sector Opportunity Fund, Inc. including the portfolio of investments, as of August 31, 1997, and the related statements of operations and changes in net assets and financial highlights for the period from December 16, 1996 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance/Regent Sector Opportunity Fund, Inc. at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 16, 1996 to August 31, 1997, in conformity with generally accepted accounting principles.


New York, New York
October 7, 1997


16



                                        ALLIANCE/REGENT SECTOR OPPORTUNITY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EUGENE J. LANCARIC, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
LLANA CHINJ-MINAFRA, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the audit committee.

     Distribution of this report other than to shareholders must be preceded or accompanied by the Fund's current prospectus, which contains further information about the Fund.

R    These registered service marks used under license from the owner, Alliance
Capital Management L.P.


17